SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                   ----------


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)        February  25 , 2004
                                                   -----------------------------


                               PARKERVISION, INC.
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

             Florida                       0-22904                59-2971472
-------------------------------     ----------------------   -------------------
(State or Other Jurisdiction of    (Commission File Number)     (IRS Employer
        Incorporation)                                       Identification No.)


8493 Baymeadows Way, Jacksonville, Florida                      32256
-------------------------------------------         ----------------------------
 (Address of Principal Executive Offices)                     (Zip Code)



Registrant's telephone number, including area code         (904) 737-1367
                                                    ----------------------------


                                       N/A
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Events and Regulation FD Disclosure

         On February 25, 2004, ParkerVision, Inc. ("Company") entered into an asset purchase agreement ("Asset Agreement") and various ancillary agreements with Thomson Broadcast & Media Solutions, Inc. ("Thomson") and Thomson Licensing, SA ("Thomson Licensing" and, together with Thomson, the "Purchasers") for the sale of certain designated assets of the Company's video division. The transaction is expected to close in the second quarter of 2004, after the approval of the Company's stockholders is obtained. Thomson is a leading provider of technology and service solutions for integrated entertainment and media companies, providing end-to-end solutions to content creators, video network operators and manufacturers and retailers through its Technicolor, Grass Valley, THOMSON and RCA brands. Thomson Licensing, an affiliate of Thomson, is the world-wide licensing administrator for the Thomson group of companies.

Assets Being Sold
-----------------

         Under the Asset Agreement and the various ancillary agreements, the Company will sell to the Purchasers the business and designated assets of its video division, excluding certain contracts. Generally, the assets to be sold are those used in connection with and relating to the PVTV and CameraMan products and services, including patents, patent applications, tradenames, trademarks and other intellectual property, inventory, specified design, development and manufacturing equipment, and obligations under outstanding contracts for products and services.

Consideration
-------------

         The purchase price of the assets is $12,500,000, subject to adjustment upon verification of the actual value of the certain tangible assets that will be transferred, minus certain liabilities (warranty reserves, deferred income and amounts required to satisfy certain assumed liabilities). The upward adjustment to the purchase price, if any, cannot exceed $2,750,000. The Company currently believes that the adjustment will be approximately $1,500,000. The actual amount of the adjustment will be determined within 45 days after the closing and will be paid when the final valuation is agreed upon. A portion of the purchase price equal to $1,250,000 will be held by the Purchasers until the first anniversary of the closing as security against the Company's obligations to indemnify the Purchasers. This amount will earn interest until paid. Thomson, Inc., an affiliate of the Purchasers, has agreed to guarantee the payment obligations of the Purchasers under the Asset Agreement.

         The Company engaged Wells Fargo Securities LLC to act as its investment banker in connection with the sale of its video division. The board of directors of the Company has received a "fairness opinion" from Wells Fargo, stating that the consideration is fair to the Company from a financial point of view.

Representations
---------------

         The Company has made customary representations and warranties to the Purchasers as to certain facts about the assets being acquired, its overall business, and the business of the video division. These include (i) corporate status and authority of the Company, (ii) financial statements of the Company


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

and the video division, (iii) non-contravention of outstanding contracts and obligations of the Company, laws and regulations affecting the business and arising because of the transaction, (iv) inventory and personal property of the business, (v) intellectual property used in the business and owned by the Company and licenses granted or held by the Company, (vi) employee matters,
(vii) taxes and insurance relating to the Company and video division, (viii) sufficiency of the assets to operate the business after the sale, (ix) title to the assets being sold, (x) material contracts of the video division, (xi) government approvals and compliance with applicable laws, including FCC compliance, (xii) products, services and related warranties, (xiii) customers, suppliers and distributors, (xiv) operations since January 1, 2004, including any material adverse change since that date, (xv) general conduct of the division, and (xvi) various other related matters.

Covenants
---------

         The Company has covenanted as to a number of customary items. These include the commitment to solicit shareholder approval of the transaction, to operate the business in the ordinary course after the date of signing the Asset Agreement until the closing, and to take all necessary action to be able to transfer the assets, including obtaining approvals under various contracts and from regulatory bodies and making various assignments.

         The Company agreed not to initiate or solicit or take any action designed to encourage or facilitate any inquires or offers with respect to its video division from, or discuss such inquiries and offers with, any other parties, unless required under corporate law fiduciary duties after receiving a bona fide, written, unsolicited cash offer which the board of directors determines is superior to the terms of the Asset Agreement.

         The Company agreed to use all its commercially reasonable efforts to fulfill the conditions within its control to complete the sale of the video division.

         The Company agreed not to compete with the business of the video division for five years after the closing. The Company also agreed not to seek legal recourse against the Purchasers in respect of its intellectual property that will be transferred or should have been transferred if used in connection with the video division.

         After closing, the Company will be obligated to assist the Purchaser in transitioning the business of the video division into Thomson's operations. This will include providing the Purchaser's employees with office space, training in respect of the business and the products and services, contract manufacturing, and certain general administrative functions. The transition services and office space will be provided for up to six months after the closing. The Company will be reimbursed at cost and at cost-plus depending on the service and for how long the service is being provided. In connection with these elements of the transaction, the Company will enter into a transition services agreement and a sublease for part of the office space it currently leases. The Purchasers will also be granted a license to use the "ParkerVision" name for a limited time in connection with the transition of the video division to the integrated operations of the Purchasers.



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

Conditions to Closing
---------------------

         There are a number of customary conditions to be satisfied in order to close. These include the following: (i) the representations and warranties of the parties must be accurate in all material respects at the closing, (ii) subject to certain limitations, there can be no material adverse change in the business of the video division, (iii) performance of various covenants, (iv) absence of any pending litigation which seeks to materially restrain, modify or invalidate the transaction, (v) receipt of required consents, including those relating to various suppliers and customers, (vi) continued approval by the board of directors of the transaction and receipt of the vote of the shareholders of the Company approving the agreements and transaction and (vi) employment by Purchaser of certain employees of the video division. The consummation of the transaction also requires the execution and delivery of all the ancillary agreements.

Termination
-----------

         The Asset  Agreement may be terminated in the following  circumstances:
(i) by mutual consent, (ii) after a material breach by either party, (iii) after issuance of certain orders enjoining or otherwise prohibiting the transaction,
(iv) if the closing has not occurred by July 9, 2004, (v) if the shareholders of the Company have not approved the Asset Agreement and transactions by July 5, 2004, (vi) if the board of directors of the Company fails to recommend or it withdraws, modifies or amends in any respect adverse to the Purchasers its approval or recommendation of the Asset Agreement and the transaction, or the board of directors approves an alternative acquisition proposal, and (vii) upon receipt by the Company of a superior offer for the assets that is not matched by the Purchasers which the directors are bound to accept under their fiduciary duty to the Company and the shareholders. Subject to certain limitations, the Purchasers may also terminate if there is a material adverse change in the business, financial condition or prospects of the video division.

         In the event of a termination for breach, the non-breaching party may seek damages from the breaching party. In the case of termination relating to
(i) the withdrawal of the board of directors recommendation for the transaction,
(ii) the issuance of an order enjoining or prohibiting the transaction, (iii) acceptance of a superior offer that is not matched by the Purchaser, (iv) failure to close by July 9, 2004 where the Company acts to terminate, or (v) failure to obtain shareholder approval by July 5, 2004, the Company will be obligated to pay a fee of $1,000,000 in cash, or at its election only in the case of items (iv) and (v) above, by the issuance of that number of shares of common stock of the Company with an equivalent value to the cash amount. If the Company issues its common stock, it will register the shares for re-offer and resale by the Purchasers, and has agreed to a make-whole provision to assure the Purchasers of getting at least $1,000,000 from its sale of the shares within a certain period of time.

         The Purchaser will also receive a right of first refusal for one year after termination of the Asset Agreement in the following circumstances: (i) acceptance of a superior offer not matched by the Purchasers which is not closed by the Company, (ii) withdrawal of the recommendation of the board of directors of the transaction, (iii) failure to close by July 9, 2004, where the Company acts to terminate, or (iv) after receipt of certain orders enjoining or prohibiting the transaction. The right will be triggered by any written proposal from a third party to acquire the business of the video division, to acquire all or a material portion of the assets being sold under the Asset Agreement, or to exclusively license all or a material portion of the intellectual property of the video division.



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

Indemnification
---------------

         The Asset Agreement provides that each party must indemnify the other for damages incurred as a result of the breach of their respective representations and warranties and failure to observe their covenants. In general, the representations and warranties will survive for 18 months after the closing and will not be affected by any investigation by the other party. Each party is obligated to indemnify the other up to $4,000,000, once a threshold of $150,000 in damages is achieved. Additionally, the Company must indemnify Purchasers against intellectual property claims for an unlimited period of time, without any minimum threshold, and with a separate maximum of $5,000,000. Certain other claims by the Purchasers will not be limited as to time or amount. The Purchasers will be permitted to offset their claims against the amount held back on the purchase price and other amounts due the Company.

Other Aspects of the Transaction
--------------------------------

         In connection with the transaction, certain shareholders of the Company, including members of the Parker family and their affiliates and one other director of the Company, who together own approximately 27% of the issued and outstanding shares of common stock, have signed a voting agreement, in which they agree to vote in favor of the Asset Agreement and transaction. The voting agreement terminates upon termination of the Asset Agreement.

Item 7.  Financial Statements, Pro Forma Financial Statements and Exhibits

         (a)      Financial Statements

         The Company will file the required financial statements at the time it files a further Form 8-K Current Report relating to the consummation of the transactions contemplated by the Merger Agreement.

         (b)      Pro Forma Financial Statements

         The Company will file the required pro forma financial statements at the time it files a further Form 8-K Current Report relating to the consummation of the transactions contemplated by the Asset Agreement.



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

         (c)      Exhibits

Exhibit Number    Description
--------------    -----------

         2.1 Asset Purchase Agreement, dated as of February 25, 2004, among the Company, Thomson and Thomson Licensing

         10.1 Form of Retained Trademark License among Company, Thomson and Thomson Licensing

         10.2     Form of  Transition  Services  Agreement  between  Company and
                  Thomson

         10.3 Form of Patent Assignment Agreement between Company and Thomson Licensing

         10.4 Form of Non-Patent Assignment and Bill of Sale between Company and Thomson

         10.5     Form   of   Sublease   relating   to  8493   Baymeadows   Way,
                  Jacksonville, Florida


         10.6 Voting Agreement, dated February 25, 2004, entered into by each of Jeffrey L Parker, J-Parker Family Limited Partnership, Eric Parker, Sari Parker, Joshua Parker, Todd Parker, T-Parker Family Limited Partnership, Juanita Jean Parker, Stacie Wilf, S-Parker Wilf Family Limited Partnership, Parker Wilf, David Wilf, Barbara Parker, William L. Sammons, Deborah Parker, Larry Wilf and Kristan Sammons

         99.1     Press release of the Company dated February 26, 2004



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


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  March 2, 2004                   PARKERVISION, INC.
                                        (Registrant)

                                        /s/ Jeffrey L. Parker
                                        -------------------------------------
                                        Jeffrey L. Parker
                                        Chief Executive Officer



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

                                  EXHIBIT INDEX

Exhibit Number    Description
--------------    -----------

         2.1 Asset Purchase Agreement, dated as of February 25, 2004, among the Company, Thomson and Thomson Licensing

         10.1 Form of Retained Trademark License among Company, Thomson and Thomson Licensing

         10.2     Form of  Transition  Services  Agreement  between  Company and
                  Thomson

         10.3 Form of Patent Assignment Agreement between Company and Thomson Licensing

         10.4 Form of Non-Patent Assignment and Bill of Sale between Company and Thomson

         10.5     Form   of   Sublease   relating   to  8493   Baymeadows   Way,
                  Jacksonville, Florida


         10.6 Voting Agreement, dated February 25, 2004, entered into by each of Jeffrey L Parker, J-Parker Family Limited Partnership, Eric Parker, Sari Parker, Joshua Parker, Todd Parker, T-Parker Family Limited Partnership, Juanita Jean Parker, Stacie Wilf, S-Parker Wilf Family Limited Partnership, Parker Wilf, David Wilf, Barbara Parker, William L. Sammons, Deborah Parker, Larry Wilf and Kristan Sammons

         99.1     Press release of the Company dated February 26, 2004




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